UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2005

Loral Space & Communications Ltd
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	1-14180	13-3867424
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On February 23, 2005, Loral Space & Communications Ltd. ("the Company") announced that its subsidiary, Space Systems/Loral, Inc., had been selected by PanAmsat Corporation to build Galaxy 18, a new Fixed Satellite Service (FSS) satellite.

On February 23, 2005, the Company also announced that it agreed to sell its BTV product line to dbsXmedia, Inc., subject to bankruptcy court approval.

A copy of the Galaxy 18 press release and the dbsXmedia press release is attached hereto as Exhibit 99.1 and 99.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 February 23, 2005 Press Release re: Galaxy 18 FSS satellite.

Exhibit 99.2 February 23, 2005 Press Release re: sale of BTV product line to dbsXmedia.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Ltd

February 28, 2005	By:	Janet Yeung

Name: Janet Yeung
Title: Vice President and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	February 23, 2005 Press Release re: Galaxy 18 FSS satellite
99.2	February 23, 2005 Press Release re: sale of BTV product line to dbsXmedia